Accounting Changes	12 Months Ended
Sep. 30, 2014
Accounting Changes and Error Corrections [Abstract]
Accounting Changes

Note 2 — Accounting Changes

New Accounting Principles Not Yet Adopted

In May 2014, the Financial Accounting Standards Board (“FASB”) issued a new revenue recognition standard. Under this standard, revenue will be recognized upon the transfer of goods or services to customers and the amount of revenue recognized will reflect the consideration to which a reporting entity expects to be entitled in exchange for those goods or services. The Company is currently evaluating the impact that this new revenue recognition standard will have on its consolidated financial statements upon required adoption of the standard on October 1, 2017. Early adoption is not permitted.

In June 2013, the FASB issued guidance that requires the netting of unrecognized tax benefits against a deferred tax asset for a loss or other carryforward that would apply in settlement of the uncertain tax positions. The Company will prospectively apply the guidance, which is not expected to materially impact the Company’s consolidated financial statements, to all unrecognized tax benefits that exist at the effective date of October 1, 2014.

In March 2013, the FASB issued amendments to resolve diversity in practice relating to the release of cumulative translation adjustments into earnings upon the occurrence of certain derecognition events involving a foreign entity. The Company will prospectively apply the amendments, which are not expected to materially impact the Company’s consolidated financial statements, to derecognition events that occur after October 1, 2014.